UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
July 19, 2017 (July 18, 2017)
Highlands Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of incorporation)

000-27622	54-1796693
(Commission File Number)	(IRS Employer Identification No.)

340 West Main Street Abingdon, Virginia	24210-1128
(Address of principal executive offices)	(Zip Code)
(276) 628-9181
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 18, 2017, the Company’s Board of Directors (the “Board”) elected Charles D. Meade, III to the Company’s Board, effective immediately. On July 19, 2017, the Company issued a press release, attached hereto as Exhibit 99.1, announcing Mr. Meade's election.
Mr. Meade will receive customary fees from the Company for serving as a director in accordance with the policies described in the Company’s 2017 proxy statement filed with the Securities and Exchange Commission on March 31, 2017.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
none

(d) Exhibits.
none

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.

Dated: July 19, 2017	By:	/s/ JOHN H. GRAY
John H. Gray, Chief Financial Officer